PROSPECTUS SUPPLEMENT DATED OCTOBER 28, 1998
                       TO THE PROSPECTUS DATED MAY 1, 1998
                         (AS REVISED SEPTEMBER 1, 1998)


                    WEISS, PECK & GREER, L.L.C. MUTUAL FUNDS

                        WPG Government Money Market Fund
                         WPG Tax Free Money Market Fund
                      WPG Intermediate Municipal Bond Fund
                               WPG Core Bond Fund
                           WPG Growth and Income Fund
                                 WPG Tudor Fund
                     Weiss, Peck & Greer International Fund
                                 WPG Growth Fund
                          WPG Quantitative Equity Fund



         The Trustees of WPG Growth Fund ("Growth Fund") have approved the liquidation of the Growth Fund which is expected to be effectuated on November 30, 1998 and the subsequent termination of the Growth Fund. Therefore, as of the date of this Prospectus Supplement, no additional shares of the Growth Fund will be available for purchase. In connection with winding up its affairs and liquidating all of its assets, the Growth Fund may invest a signification portion of its total assets in U.S. Government securities and other short-term debt instruments and may not be investing at least 65% of its total assets in common stocks and equity-related securities of small and medium capitalization companies. Contact Weiss, Peck & Greer, L.L.C. or your broker for more information.